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                                                                   Exhibit 10.59


                    Amendment No. 1 to Employment Agreement
               Michael Archual and Celadon Trucking Services, Inc.


     Paragraph 4 of this employment agreement dated October 30, 1997 has been amended to increase the annual base salary of Mr. Archual to $127,500, subject to adjustment on April 1st of each year during the term. These changes are effectiv June 21, 1998.

     Signed this 30th day of June, 1998.

/s/ Stephen Russell                      /s/ Michael Archual
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Chairman                                 Michael Archual